UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 14, 2021
Date of Report (date of earliest event reported)

VIRTUS INVESTMENT PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10994		26-3962811
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Financial Plaza	Hartford	CT	06103
(Address of principal executive offices)			(Zip Code)
(800) 248-7971
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRTS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2021, shareholders of Virtus Investment Partners, Inc. (the “Company”) approved an amendment to the Amended and Restated Virtus Investment Partners, Inc. Omnibus Incentive and Equity Plan (the “Plan”) at the Company’s annual meeting of shareholders. The Plan, as amended, increases the number of shares authorized for issuance by 550,000 shares.

The amended Plan is filed as Exhibit 10.1 hereto.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its 2021 annual meeting of shareholders (the “Annual Meeting”) on May 14, 2021. The following proposals were voted on at the Annual Meeting, and the results regarding each proposal are set forth below:

Item 1. Election of Directors. The shareholders elected all of the nominees for Class I directors to hold office until the 2024 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified, or their earlier resignation or removal, as follows:

Director	For	Against	Withheld	Broker Non-Votes

Timothy A. Holt	5,498,509	—	280,063	897,232

Melody L. Jones	5,618,205	—	160,367	897,232

Stephen T. Zarrilli	5,770,676	—	7,896	897,232

Item 2. Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes

6,604,168	70,515	1,121	—

Item 3. Advisory Vote on Executive Compensation. The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

5,541,425	227,883	9,264	897,232

Item 4. Approval of an Amendment to the Company’s Amended and Restated Omnibus Incentive and Equity Plan. The shareholders approved the amendment to the Company’s Amended and Restated Omnibus Incentive and Equity Plan to increase the number of shares available for issuance by 550,000 shares.

For	Against	Abstain	Broker Non-Votes

5,387,657	384,057	6,858	897,232

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

10.1    Amended and Restated Virtus Investment Partners, Inc. Omnibus Incentive and Equity Plan.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated:	May 17, 2021	By:	/s/ Wendy J. Hills
		Name:	Wendy J. Hills
		Title:	Executive Vice President, Chief Legal Officer, General Counsel and Secretary